FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 10, 2012

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2012 Humana Inc. (the “Company”) completed a public offering of $600 million of its 3.150% Senior Notes due 2022 (the “2022 Senior Notes”) and $400 million of its 4.625% Senior Notes due 2042 (the “2042 Senior Notes” and, together with the 2022 Senior Notes, the “Senior Notes”).

The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), as trustee (the “Trustee”), (the “Original Indenture”) as supplemented by a fifth supplemental indenture, dated as of December 10, 2012, by and between the Company and the Trustee relating to the 2022 Senior Notes (the “Fifth Supplemental Indenture” and, together with the Original Indenture, the “Fifth Indenture”), and a sixth supplemental indenture, dated as of December 10, 2012, by and between the Company and the Trustee relating to the 2042 Senior Notes (the “Sixth Supplemental Indenture” and, together with the Original Indenture, the “Sixth Indenture”; the Fifth Indenture and the Sixth Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2022 Senior Notes bear interest at an annual rate of 3.150%, and the 2042 Senior Notes bear interest at an annual rate of 4.625%. Interest on the Senior Notes is payable by the Company on June 1 and December 1 of each year, beginning on June 1, 2013. The 2022 Senior Notes mature on December 1, 2022, and the 2042 Senior Notes mature on December 1, 2042.

A copy of the Fifth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2022 Senior Note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixth Supplemental Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2042 Senior Note is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Fifth Supplemental Indenture, the 2022 Senior Notes, the Sixth Supplemental Indenture and the 2042 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion related to the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. The Trustee is also a lender under the Company’s existing credit facility.

The information in Item 1.01 of this report and the exhibits attached thereto are being filed.

Item 8.01. Other Events

On December 10, 2012, the Company issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the completion of the public offering of $600 million of its 3.150% Senior Notes due 2022 and $400 million of its 4.625% Senior Notes due 2042.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated December 10, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.150% Senior Notes due 2022.

4.3	Sixth Supplemental Indenture, dated December 10, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.625% Senior Notes due 2042.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1.) .

99	Press Release, dated December 10, 2012, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

	BY:	/s/ Steven E. McCulley
Steven E. McCulley
Dated: December 10, 2012		Vice President and Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated December 10, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.150% Senior Notes due 2022.

4.3	Sixth Supplemental Indenture, dated December 10, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.625% Senior Notes due 2042.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1.)

99	Press Release, dated December 10, 2012, issued by the Company.